UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 16, 2015

Commission File Number:  000-54014

VistaGen Therapeutics, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	20-5093315 (IRS Employer Identification No.)

343 Allerton Avenue, South San Francisco, California 94080
(Address of principal executive offices)

(650) 577-3600
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item7.01      Regulation FD Disclosure

    On March 16, 2015, VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), intends to meet with certain investors and other stakeholders, and will provide them with, among other information, certain information regarding AV-101.  The Company's presentation is furnished hereto as Exhibit 99.1.

    The information in this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

    See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: March 16, 2015	By:	/s/ Shawn K. Singh
Shawn K. Singh
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation of VistaGen Therapeutics, Inc.